UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 5, 2004 (NOVEMBER 1,
2004)

                      AMERICAN MEDICAL SECURITY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Wisconsin                      1-13154               39-1431799
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)


           3100 AMS Boulevard
          Green Bay, Wisconsin                             54313
   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (920) 661-1111

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         On November 5, 2004, American Medical Security Group, Inc. ("AMS") issued a press release announcing that on November 4, 2004, the Antitrust Division of the Department of Justice and the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to AMS' proposed merger with PacifiCare Health Systems, Inc. ("PacifiCare"). The press release also announced that the date of the special meeting of shareholders of AMS, which will be held for the purpose of approving the proposed merger with PacifiCare, has been set as December 2, 2004. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

        99            Press Release issued on November 5, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN MEDICAL SECURITY GROUP, INC.


                                      By:   /s/ Timothy J. Moore
                                            ------------------------------------
                                            Name:  Timothy J. Moore
                                            Title: Senior Vice President of
                                                   Corporate Affairs, General
                                                   Counsel and Secretary

Date:  November 5, 2004



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                                 EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT
-----------         --------

   99               Press Release issued on November 5, 2004